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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                       July 17, 1997        (June 24, 1997)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                           UNION PLANTERS CORPORATION
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               (Exact name of registrant as specified in charter)



       TENNESSEE                    1-10160                    62-0859007
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(State of incorporation)           Commission               (I.R.S. Employer
                                   File Number)             Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                           7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
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                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (901) 580-6000
                                                           --------------



                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

PROPOSED REPURCHASE OF SHARES FOR PURCHASE ACQUISITION

      On June 24, 1997, Union Planters Corporation (the "Corporation") announced its proposed acquisition of Sho-Me Financial Corporation ("SMFC") and its wholly-owned subsidiary, 1st Savings Bank, headquartered in Mt. Vernon, Missouri. As of March 31, 1997, SMFC reported total assets of $305 million with shareholders' equity of $29 million. The Corporation expects to issue approximately 1.2 million shares of its common stock to SMFC's shareholders in a tax-free exchange of stock valued at approximately $59 million based on the Corporation's June 23, 1997 closing price of $51.125. The Corporation expects to purchase the approximately 1.2 million shares in the open market prior to or shortly after the consummation of the merger and the acquisition will be accounted for as a purcahse business combination. The acquisition is expected to be completed in the fourth quarter of 1997 and is subject to shareholder and regulatory approval and the satisfaction of normal contractual closing conditions.

SECOND QUARTER EARNINGS RELEASE

      On July 17, 1997, Union Planters Corporation announced operating results for the three and six months ended June 30, 1997. A copy of the Corporation's press release announcing the results is attached as Exhibit 99(a) and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

          C.    Exhibits

          99(a)    Union Planters Corporation Press Release dated
                   July 17, 1997, announcing operating results for the three and six months ended June 30, 1997





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   Union Planters Corporation
                                              ---------------------------------
                                                          Registrant




Date:       July 17, 1997                          /s/ M. Kirk Walters
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                                                       M. Kirk Walters
                                              Senior Vice President, Treasurer,
                                                and Chief Accounting Officer






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